                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                          PURSUANT TO SECTION 13 OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 4, 1998


                          DISCOVER CARD MASTER TRUST I
               --------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



     DELAWARE                     0-23108                       51-0020270
     --------                     -------                       ----------
    (STATE OF                   (COMMISSION                   (IRS EMPLOYER
  ORGANIZATION)                 FILE NUMBER)                IDENTIFICATION NO.)


C/O GREENWOOD TRUST COMPANY
12 READ'S WAY
NEW CASTLE, DELAWARE                                              19720
-------------------------------------------                       -----
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (302) 323-7184
                                                     --------------

FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT:  NOT APPLICABLE



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ITEM 5.        OTHER EVENTS
               ------------

               SERIES 1998-7. ON NOVEMBER 4, 1998, THE REGISTRANT MADE AVAILABLE TO PROSPECTIVE INVESTORS A SERIES TERM SHEET SETTING FORTH A DESCRIPTION OF THE COLLATERAL POOL AND THE PROPOSED STRUCTURE OF $750,000,000 AGGREGATE PRINCIPAL AMOUNT OF SERIES 1998-7 ___% CLASS A CREDIT CARD PASS-THROUGH CERTIFICATES AND $39,474,000 AGGREGATE PRINCIPAL AMOUNT OF SERIES 1998-7 ___% CLASS B CREDIT CARD PASS-THROUGH CERTIFICATES OF DISCOVER CARD MASTER TRUST I. THE SERIES TERM SHEET IS ATTACHED HERETO AS EXHIBIT 99.

ITEM 7.        EXHIBITS
               --------

EXHIBIT NO.    DESCRIPTION
-----------    -----------

EXHIBIT 99 SERIES TERM SHEET DATED NOVEMBER 4, 1998, WITH RESPECT TO THE PROPOSED ISSUANCE OF THE ___% CLASS A CREDIT CARD PASS-THROUGH CERTIFICATES AND THE ___% CLASS B CREDIT CARD PASS-THROUGH CERTIFICATES OF DISCOVER CARD MASTER TRUST I, SERIES 1998-7.



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                                   SIGNATURES
                                   ----------
     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                                  DISCOVER CARD MASTER TRUST I
                                    (REGISTRANT)


                                  BY:  GREENWOOD TRUST COMPANY
                                       (ORIGINATOR OF THE TRUST)




DATE: NOVEMBER 4, 1998            BY:  /S/ JOHN J. COANE
                                       -----------------------------------
                                       JOHN J. COANE
                                       VICE PRESIDENT, CHIEF ACCOUNTING OFFICER
                                          AND TREASURER






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                                INDEX TO EXHIBITS
                                -----------------

EXHIBIT        DESCRIPTION                                              PAGE
-------        -----------                                              ----
EXHIBIT 99     SERIES TERM SHEET DATED NOVEMBER 4, 1998, WITH RESPECT     5
               TO THE PROPOSED ISSUANCE OF THE ___% CLASS A CREDIT CARD
               PASS-THROUGH CERTIFICATES AND THE ___% CLASS B CREDIT
               CARD PASS-THROUGH CERTIFICATES OF DISCOVER CARD MASTER
               TRUST I, SERIES 1998-7.



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